UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

December 9, 2025

(Date of report; date of

earliest event reported)

Commission file number: 1-3754

Ally Financial Inc.

(Exact name of registrant as specified in its charter)

Delaware	38-0572512
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Ally Detroit Center

500 Woodward Avenue,

Floor 10 Detroit, Michigan

48226

(Address of principal executive offices)

(Zip Code)

(866) 710-4623

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ALLY	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 9, 2025, the Board of Directors of Ally Financial Inc. (“Ally”) adopted a share repurchase program authorizing Ally to repurchase up to $2.0 billion of its Common Stock, par value $0.01 per share (“Common Stock”) under a multi-year share repurchase program without a set expiration date (the “Share Repurchase Program”). Ally may begin repurchasing shares of Common Stock under the Share Repurchase Program during the fourth quarter of 2025.

The Share Repurchase Program enables Ally to acquire shares of Common Stock through open market purchases or privately negotiated transactions, including through a Rule 10b5-1 plan, at the discretion of management and on terms (including quantity, timing, and price) that management determines to be advisable. Actions in connection with the Share Repurchase Program will be subject to various factors, including Ally’s capital and liquidity positions, accounting and regulatory considerations, Ally’s financial and operational performance, alternative uses of capital, the trading price of Ally’s Common Stock, and general market conditions. The Share Repurchase Program does not obligate Ally to acquire a specific dollar amount or number of shares and may be extended, modified, or discontinued at any time.

Item 7.01 Regulation FD Disclosure

On December 10, 2025, Ally issued a press release announcing the adoption of the Share Repurchase Program, a copy of which is attached as Exhibit 99.1 and incorporated in this Item 7.01 by reference.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not historical or current facts, including statements about Ally’s expectations related to its Share Repurchase Program and capital strategy, are forward-looking statements. Forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond Ally’s control. Readers should not rely on any forward-looking statement as a prediction or guarantee about the future. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in Ally’s Annual Report on Form 10-K for the year ended December 31, 2024, or other applicable documents that are filed or furnished by Ally with the U.S. Securities and Exchange Commission. Any forward-looking statement made by Ally or on its behalf speak only as of the date that it was made. Ally does not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Report.

Exhibit No.	Description

99.1	Press Release, dated December 10, 2025

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc.
(Registrant)

Dated: December 10, 2025	/s/ Jeffrey A. Belisle
Jeffrey A. Belisle
Corporate Secretary